UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2008

Date of Report (Date of earliest event reported)

Northstar Neuroscience, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-34078	91-1976637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Fourth Avenue, Suite 300

Seattle, WA 98121

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 728-1477

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On October 14, 2008, Northstar Neuroscience, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration has granted conditional approval of the Company’s second clinical study of its Renova™ Cortical Stimulation System for the treatment of major depressive disorder. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Northstar Neuroscience, Inc. dated October 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR NEUROSCIENCE, INC.

Dated: October 14, 2008	By:	/s/ Raymond N. Calvert
Raymond N. Calvert Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Northstar Neuroscience, Inc. dated October 14, 2008